Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James F. House, President and Chief Executive Officer of First US Bancshares, Inc., and Thomas S. Elley, Senior Vice President, Treasurer, Assistant Secretary and Chief Financial Officer of First US Bancshares, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of First US Bancshares, Inc. for the fiscal quarter ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of First US Bancshares, Inc. for the periods described herein.

By:	/s/ James F. House
James F. House
Chairman of the Board, President, and Chief Executive Officer
November 6, 2025

By:	/s/ Thomas S. Elley
Thomas S. Elley
Senior Executive Vice President, Treasurer, Assistant Secretary and Chief Financial Officer
November 6, 2025